Exhibit 23.2


                       CONSENT OF INDEPENDENT ACCOUNTANTS

         We consent to the incorporation by reference in this registration
statement on Form S-8 (File No. 333-       ) of our report dated March 30, 1998,
on our audits of the financial statements of Frederick Brewing Co. as of and for the years ended December 31, 1997.



                                                    /s/ Coopers & Lybrand L.L.P.



McLean, Virginia
May 29, 1998